EXHIBIT 23
                         CONSENT OF MCCARTER & ENGLISH





November 10, 1994



Ladies and Gentlemen:

      We consent to the incorporation by reference of the reference to our firm in the "Contingencies" section of the Company's report on Form 10-Q for the quarter ended September 30, 1994.



                                          Very truly yours,




                                          /s/McCarter & English
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                                          McCarter & English